UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2010

RIDER EXPLORATION, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-53999	26-1094531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 South Virginia, Suite 116
Reno, NV 89502
(Address of principal executive offices, including zip code)

(775) 284-0370
(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐         Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On November 10, 2010, the Company filed a Certificate of Change Pursuant to NRS 78.209 (the “Certificate”) with the Nevada Secretary of State providing for the designation of a 15-for-1 forward stock split of the outstanding shares of common stock of the Company.

A copy of the Certificate is attached hereto as Exhibit 3.

ITEM 8.01.  OTHER EVENTS.

According to FINRA’s approval, the 15-for-1 forward stock split will take effect on December 1, 2010 (“Effective Date”).  On the Effective Date, the Company’s trading symbol will be changed from “REPL” to “REPLD” for approximately 20 business days after which it will revert to REPL.

After the split, the Company had 38,582,400 shares of common stock issued and outstanding.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

 (d) Exhibits

Exhibit Number	Description of Exhibit
3	Certificate of Change Pursuant to NRS 78.209

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rider Exploration, Inc.

By:	/s/ Steve Friberg
Steve Friberg
Title:	Chief Executive Officer

Dated: November 29, 2010